Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and contingencies
Commitments and contingencies

28    Commitments and contingencies

(i)  Legal proceedings

The Company is party to labor and tax litigation in progress, which arise during the ordinary course of business. The provisions for probable losses arising from these matters are estimated and periodically adjusted by Management, supported by the opinion of its external legal advisors.

	Civil	Labor	Taxes	Total
Balance at December 31, 2018	—	17	114	131
Additions	—	209	145	354
Reversals	—	(104)	(130)	(234)
Balance at December 31, 2019	—	122	129	251
Additions	564	108	137	809
Business combination	—	—	599	599
Reversals	(99)	(178)	(16)	(293)
Balance at December 31, 2020	465	52	849	1,366

As of December 31, 2020, the Company was party to lawsuits classified as possible losses totaling R$ 7,863 (2019:  R$ 7,209), as shown below:

	2020	2019
Civil (a)	6,367	6,113
Labor (b)	1,496	1,096
Total	7,863	7,209
(a)	The civil proceedings relate mainly to customer claims, including those related to the early termination of certain agreements, among others.
(b)

The labor proceedings to which the Company is a party were filed by former employees or suppliers and third-party service providers’ employees seeking joint liability for the acts of the Company’s suppliers and service providers.

On September 19, 2019, Mr. Ulisses Borges Cardinot, the non-controlling shareholder in our subsidiary, International School, filed a request for arbitration with the Center for Arbitration and Mediation of the Chamber of Commerce Brazil-Canada in Brazil against Arco Platform Limited, PSD Educação S.A. and Arco Educação S.A. This request for arbitration purporting to assert the non-controlling shareholder’s rights related to both the form of payment (shares) and the calculation of the purchase price under the Investment Agreement is still at an early stage.

As the arbitration proceeding progresses the estimated amount payable by PSD to the non-controlling shareholder may be lower than the provision recorded, due to the disposition of the Investment Agreement that sets forth that the payment schedule of the purchase price shall be anticipated in case of an initial public offering. Conversely, the estimated amount payable by PSD to the non-controlling shareholder may be higher than the provision recorded in light of the claims asserted, and to be asserted, by the non-controlling shareholder.

In light of the arbitration proceeding and based on standard IAS 37 Provisions, contingent liabilities and contingent assets, the Company understands that the circumstances, risks and uncertainties of the arbitration must be taken into consideration in order to reach the best estimate of the liability. Contingencies should be reevaluated at each balance sheet date and adjusted to reflect the best current estimate.

Therefore, in light of the current early stage of the proceeding and the range of potential outcomes, the calculation methodology of the estimate has remained unchanged, consistent with the estimate previously calculated and reported.

Based on this analysis, the Company has recorded the provision at the present value of the amount considered the appropriate estimate of the amount of the purchase price under the Investment Agreement payable to the non-controlling shareholder and discounted to present value. The provision is calculated based on the realized EBITDA for the school years of 2019 (first installment) and 2020 (second installment), both, net of debts, as determined in the agreement. The school year is defined as the twelve-month period starting in October of the previous year to September of the mentioned current year. The first and second installments will be paid in the course of the arbitration. Based on realized EBITDA for the school year 2020, the liability increased by R$ 32,121 in 2020 and was recorded as financial expense as described in Note 17.a). During the year ended December 31, 2020, the Company recognized R$ 34,627 of interest related to the liability.